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                                                                      Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Lodgian, Inc., (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, W. Thomas Parrington, the Interim Chief Executive Officer and Richard Cartoon, the Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and after reasonable inquiry:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                                     LODGIAN, INC.

                                            By:    /s/  W. THOMAS PARRINGTON
                                                 -------------------------------
                                                        W. THOMAS PARRINGTON
                                                 President and Chief Executive
                                                              Officer


                                            By:     /s/  RICHARD CARTOON
                                                 -------------------------------
                                                        RICHARD CARTOON
                                                 Executive Vice President and
                                                     Chief Financial Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lodgian, Inc. and will be retained by Lodgian, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.